Exhibit 99.4

EXECUTION VERSION

Dated
December 29, 2015
THE FEMALE HEALTH COMPANY (as Chargor) and THE FEMALE HEALTH COMPANY LIMITED (as Company) and BMO HARRIS BANK, N.A. (as Bank)
CHARGE OVER SHARES

CONTENTS

Clause		Page
1	Definitions and Interpretation	1
2	Covenant to pay	3
3	Security	3
4	Nature of Security Created	3
5	Restrictions	3
6	Representations and Warranties	4
7	Undertakings	4
8	Distribution Rights and Voting	5
9	Enforcement	5
10	Appointment and powers of Receivers	7
11	Protection of purchasers	8
12	Protection of the Bank and Receivers	8
13	Further Assurances	9
14	Power of Attorney	10
15	Preservation of Security	10
16	Notices	13
17	Miscellaneous Provisions	14
18	Release	14
19	Governing Law and Jurisdiction	14
Schedule 1	Shares	16

This Charge over Shares, by way of deed, is made on December 29, 2015

Between

(1)	THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the Chargor);

(2)
THE FEMALE HEALTH COMPANY LIMITED, a company incorporated in England and Wales with registered number 01184898 and whose registered office is at 3 Western Avenue Business Park, Mansfield Road, London, W3 0BZ (the Company); and

(3)	BMO HARRIS BANK, N.A., a national banking association (the Bank).

Recitals

(A)	The Bank has agreed to make credit facilities available on the terms of the Credit Agreement.

(B)	The Chargor enters into this Deed to secure the repayment and satisfaction of the Obligations.

(C)	The Chargor and the Bank intend that this document takes effect as a deed notwithstanding that it may be executed under hand.

It is agreed:

1	Definitions and Interpretation

1.1	Definitions

In this Deed:

Act means the Law of Property Act 1925.

Affiliate has the same meaning as defined in the Credit Agreement.

Borrower means the Chargor, in its capacity as the borrower under the Credit Agreement.

Credit Agreement means the credit agreement dated on or around the date of this Deed and made between the Chargor and the Bank.

Default Rate means the default rate specified in Section 2.9 of the Credit Agreement.

Distribution Rights means all allotments, accretions, offers, options, rights, bonuses, benefits and advantages, whether by way of conversion, redemption, preference, option or otherwise which at any time accrue to or are offered or arise in respect of the Shares, and includes all dividends, interest and other distributions paid or payable on or in respect of them.

Event of Default has the same meaning as defined in the Credit Agreement.

Loan Documents has the same meaning as defined in the Credit Agreement.

Obligations has the same meaning as defined in the Credit Agreement.

Receiver means a receiver appointed pursuant to this Deed or to any applicable law, whether alone or jointly, and includes a receiver and/or manager and, if the Bank is permitted by law to appoint an administrative receiver, includes an administrative receiver.

Regulations means the Financial Collateral Arrangements (No 2) Regulations 2003 (S.I. 2003/3226) or equivalent legislation in any applicable jurisdiction bringing into effect Directive 2002/47/EC on financial collateral arrangements, and Regulation means any of them.

Security Assets means all assets of the Chargor the subject of any security created by this Deed.

Security Period means the period beginning on the date of this Deed and ending on the date on which the Obligations have been irrevocably and unconditionally satisfied in full and the Bank has no commitment or liability, whether present or future, actual or contingent, to extend credit to or for the account of the Borrower.  If any amount paid by the Chargor and/or in connection with the satisfaction of the Obligations is capable of being avoided or otherwise set aside on the liquidation or administration of the Chargor or otherwise, then that amount shall not be considered to have been irrevocably paid for the purpose of this Deed.

Security means a mortgage, charge, pledge, lien, assignment by way of security, retention of title provision, trust or flawed asset arrangement (for the purpose of, or which has the effect of, granting security) or other security interest securing any obligation of any person or any other agreement or arrangement in any jurisdiction having a similar effect.

Shares means the shares specified in Schedule 1 and any other shares in the Company owned legally or beneficially by the Chargor from time to time, and for the avoidance of doubt, it is understood that such shares shall at all times represent no more than 65% of the outstanding voting share capital of the Company.

1.2	Construction

(a)	Any reference in this Deed to:

(i)	assets includes present and future properties, revenues and rights of every description;

(ii)
any Loan Document or any other agreement or instrument is a reference to that Loan Document or other agreement or instrument as amended, amended and restated, varied, novated supplemented or replaced from time to time;

(iii)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(iv)
a person includes one or more of that person's assigns, transferees or successors in title, delegates, sub-delegates and appointees (in the case of the Chargor only, in so far as such assigns, transferees or successors in title, delegates, sub-delegates and appointees are permitted in accordance with the Loan Documents) and any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality);

(v)
a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(vi)	a guarantee includes any guarantee or indemnity, bond, letter of credit, documentary or other credit, or other assurance against financial loss;

(vii)	a provision of law is a reference to that provision as amended or re-enacted;

(viii)	words importing the singular shall include the plural and vice versa.

(b)	Clause and Schedule headings are for ease of reference only.

(c)	An Event of Default is continuing if it has not been waived.

(d)	Capitalised terms defined in the Credit Agreement have the same meaning when used in this Deed unless the context requires otherwise.

2	Covenant to pay

The Chargor covenants with the Bank that it will on demand by the Bank pay and discharge the Obligations when due and payable.

3	Security

The Chargor charges by way of fixed charge:

(a)	all Shares; and

(b)	all related Distribution Rights.

Notwithstanding anything to the contrary, but subject to Section 6.12(b) of the Credit Agreement, in no event shall more than 65% of the outstanding voting share capital of the Company be subject to a Security interest in favour of the Bank.

4	Nature of Security Created

The Security created under this Deed is created:

(a)	as a continuing security and will extend for the ultimate balance of sums payable in connection with the Obligations regardless of any intermediate payment or discharge in whole or part;

(b)
over all present and future assets of the kind described which are owned by the Chargor and, to the extent that it does not own those assets, shall extend to any right or interest which it may have in them;

(c)	in favour of the Bank; and

(d)	with full title guarantee.

5	Restrictions

The Chargor shall not:

(a)	create or permit to subsist any Security of whatsoever nature on any Security Assets other than the Security created by this Deed; or

(b)	sell, transfer, grant, lease or otherwise dispose of any Security Asset, except as permitted and in accordance with the terms of the Credit Agreement or any other Loan Document.

6	Representations and Warranties

6.1	Making of representations

The Chargor makes the representations and warranties set out in this clause 6 to the Bank.  The representations and warranties so set out are made on the date of this Deed and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available under the Credit Agreement.

6.2	Capacity

The Chargor has the capacity, power and authority to enter into this Deed and the obligations assumed by it are its legal, valid, binding and enforceable obligations subject to laws affecting creditors’ rights generally.

6.3	Title

The Chargor is the sole legal and beneficial owner of the Security Assets free of any Security or third party interest of any kind (other than pursuant to or as permitted by the Loan Documents).

6.4	Security

This Deed creates the various forms of security it purports to create and is not liable to be avoided or otherwise set aside on the insolvency of the Chargor, or otherwise.

6.5	Shares

(a)	The Shares and, to the extent applicable, the other Security Assets, represent 65% (sixty-five) per cent of the issued voting share capital of the Company.

(b)	All of the Shares are fully paid.

6.6	Credit Agreement

The Chargor makes each of the representations and warranties made by it in its capacity as the Borrower under the Credit Agreement in section 5 thereof. Such representations and warranties are incorporated herein by this reference as if fully set forth herein.

7	Undertakings

7.1	Duration

The undertakings in this clause 7 shall remain in force throughout the Security Period and are given by the Chargor to the Bank.

7.2	Deposit of documents

The Chargor shall (in the case of the Shares specified in Schedule 1) immediately after entering into this Deed or (in the case of any other Shares) as soon as possible and in any event within seven calendar days of any Shares being issued to or otherwise acquired by the Chargor, deposit with the Bank, in respect of or in connection with the Shares:

(a)	all stock and share certificates and documents of or evidencing title;

(b)	signed undated transfers and completed in blank; and

(c)	any other documents which the Bank may from time to time require for perfecting its title, or the title of any purchaser,

all of which will be held by the Bank at the expense and risk of the Chargor.

7.3	Preservation of Security Assets

The Chargor shall:

(a)
as soon as possible copy to the Bank, and comply with, all requests for information which is within its knowledge and which are made under section 793 of the Companies Act 2006 or any similar provision contained in any articles of association or other constitutional document relating to the Shares;

(b)	comply with all other conditions and obligations assumed by it in respect of the Shares where failure to so comply would in the opinion of the Bank adversely affect the interests of the Bank; and

(c)	promptly following receipt, forward to the Bank copies of all notices, documents and other communications received by it that relates to the Security Assets.

8	Distribution Rights and Voting

8.1	Before an Event of Default

Until an Event of Default occurs which is continuing, the Chargor shall be entitled to exercise any voting and other rights and powers attached to the Shares for any lawful purpose provided that it shall not exercise any such right or power in a manner which the Bank considers would reasonably be expected to have a material adverse effect on the value of such Shares or which would otherwise prejudice the Bank's security under this Deed.

8.2	After an Event of Default

Upon the occurrence of an Event of Default which is continuing the Chargor shall (a) promptly upon demand by the Bank pay over to the Bank all monies arising from the Distribution Rights relating to the Shares which it may receive, and (b) exercise all voting and other rights and powers attached to the Shares in any manner which the Bank may direct.

9	Enforcement

9.1	When Security becomes enforceable

The Security created by the Chargor under this Deed shall become enforceable:

(a)	upon the occurrence of an Event of Default which is continuing; or

(b)	if the Chargor so requests.

9.2	Powers on enforcement

At any time after the Security created by the Chargor under this Deed has become enforceable, the Bank may (without prejudice to any other of its rights and remedies and without notice to the Chargor) do all or any of the following:

(a)
exercise all the powers and rights which may be exercisable by the registered holder of the Shares and all other powers conferred on mortgagees by the Act, as varied and extended by this Deed, without the restrictions contained in sections 103 or 109(1) of the Act;

(b)
to the extent that any Security Asset constitutes Financial Collateral, as defined in the Regulations, appropriate it and transfer the title in and to it to the Bank insofar as not already transferred, subject to paragraphs (1) and (2) of Regulation 18;

(c)	subject to Clause 10.1 (Method of appointment and removal), appoint one or more persons to be a Receiver or Receivers of all or any of the Security Assets.

9.3	Disposal of the Security Assets

In exercising the powers referred to in Clause 9.2 (Powers on enforcement), the Bank or any Receiver may sell or dispose of all or any of the Security Assets at the times, in the manner and order, on the terms and conditions and for the consideration determined by it.

9.4	Application of moneys

(a)	The Bank or any Receiver shall apply monies received by them under this Deed after the Security created under this Deed has become enforceable in the following order:

(i)
first, in or towards the payment pro rata of, or the provision pro rata for, any unpaid costs and expenses of any Receiver under this Deed or which are incidental to any Receiver's appointment, together with interest at the Default Rate (both before and after judgment) from the date those amounts became due until the date they are irrevocably paid in full;

(ii)	secondly, in or towards the payment pro rata of, or the provision pro rata for, any unpaid fees, commission or remuneration of any Receiver;

(iii)	thereafter, as set forth in the Credit Agreement,

and section 109(8) of the Act shall not apply.

(b)	Clause 9.4(a) will override any appropriation made by the Chargor.

10	Appointment and powers of Receivers

10.1	Method of appointment and removal

(a)	The Bank may not appoint a Receiver by reason only of a moratorium being obtained, or anything being done with a view to a moratorium being obtained, under section 1A of the Insolvency Act 1986.

(b)
Every appointment or removal of a Receiver, of any delegate or of any other person by the Bank pursuant to this Deed may be made in writing under the hand of any officer or manager of the Bank (subject to any requirement for a court order in the removal of an administrative receiver).

10.2	Powers of Receiver

Every Receiver shall have all the powers:

(a)	of the Bank under this Deed;

(b)	conferred by the Act on mortgagees in possession and on receivers appointed under the Act;

(c)
in relation to, and to the extent applicable to, the Security Assets or any of them, the powers specified in Schedule 1 of the Insolvency Act 1986 (whether or not the Receiver is an administrative receiver within the meaning of that Act); and

(d)	in relation to any Security Asset, which he would have if he were its only beneficial owner.

10.3	Joint or several

If two or more persons are appointed as Receivers of the same assets, they may act jointly and/or severally so that (unless any instrument appointing them specifies to the contrary) each of them may exercise individually all the powers and discretions conferred on Receivers by this Deed.

10.4	Receiver as agent

Every Receiver shall be the agent of the Chargor which shall be solely responsible for his acts and defaults and for the payment of his remuneration.

10.5	Receiver's remuneration

Every Receiver shall be entitled to remuneration for his services at a rate to be fixed by agreement between him and the Bank, and the maximum rate specified in section 109(6) of the Act shall not apply.

10.6	Delegation

(a)
The Bank and any Receiver may, for the time being and from time to time, delegate by power of attorney or in any other manner (including, without limitation, under the hand of any manager of the Bank) to any person any right, power or discretion exercisable by the Bank or such Receiver (as the case may be) under this Deed.

(b)	Any such delegation may be made upon the terms (including, without limitation, power to sub delegate) and subject to any regulations which the Bank or such Receiver (as the case may be) may think fit.

(c)
Neither the Bank nor any Receiver will be in any way liable or responsible to the Chargor for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub delegate who shall be entitled to all the indemnities to which his appointor is entitled under this Deed.

11	Protection of purchasers

No purchaser or other person dealing with the Bank or any Receiver shall be bound or concerned:

(a)	to see or enquire whether the right of the Bank or any Receiver to exercise any of the powers conferred by this Deed has arisen or not;

(b)	with the propriety of the exercise or purported exercise of those powers; or

(c)	with the application of any moneys paid to the Bank, to any Receiver or to any other person.

12	Protection of the Bank and Receivers

12.1	Exclusion of liability

Neither of the Bank nor any Receiver or any of their respective officers or employees shall have any responsibility or liability (other than responsibility or liability which arises from the gross negligence or wilful misconduct on the part of the Bank or any Receiver or any of their respective officers or employees):

(a)	for any action taken, or any failure to take any action, in relation to all or any of the Security Assets;

(b)	to account as mortgagee in possession or for any loss upon realisation of any Security Asset;

(c)	for any loss resulting from any fluctuation in exchange rates in connection with any purchase of currencies; or

(d)
for the loss or destruction of, or damage to, any of the Security Assets, or to any documents of or evidencing title to them, which are in the possession or held to the order of any such person (and which will be held by such persons at the expense and risk of the Chargor); or

(e)	for any other default or omission in relation to all or any of the Security Assets for which a mortgagee in possession might be liable.

12.2	General indemnity

The Chargor shall immediately on demand indemnify the Bank, any Receiver and their respective officers and employees against all actions, proceedings, demands, claims, costs, expenses, and other liabilities incurred by them in respect of all or any of the following (other than responsibility or liability which arises from the gross negligence or wilful misconduct on the part of the Bank or any Receiver or any of their respective officers or employees):

(a)	any act or omission by any of them in relation to all or any of the Security Assets;

(b)	any payment relating to or in respect of all or any of the Security Assets which is made at any time by any of them;

(c)	any stamp, registration or similar tax or duty which becomes payable in connection with the entry into, or the performance or enforcement of, this Deed;

(d)	carrying out or purporting to carry out any of the rights, powers and discretions conferred on them by or permitted under this Deed; and

(e)	any breach by the Chargor of any of its covenants or other obligations to the Bank.

12.3	Indemnity out of the Security Assets

The Bank, any Receiver and their respective officers and employees shall be entitled to be indemnified out of the Security Assets in respect of the actions, proceedings, demands, claims, costs, expenses and liabilities referred to in Clause 12.2 (General indemnity).

12.4	Enforcement Expenses

Promptly upon request, the Chargor shall pay all other costs and expenses (including legal fees and VAT) incurred from time to time in connection with the enforcement of or preservation of rights under this Deed by the Bank, or any Receiver, attorney, manager, agent or other person appointed by the Bank under this Deed or by statute, and keep each of them indemnified against any failure or delay in paying the same.

13	Further Assurances

13.1	Further action

The Chargor shall, at its own expense, promptly take any action and sign or execute any further documents which the Bank may require in order to:

(a)	give effect to the requirements of this Deed;

(b)	protect, preserve and perfect the Security intended to be created by or pursuant to this Deed;

(c)	protect and preserve the ranking of the Security intended to be created by or pursuant to this Deed with any other Security over any assets of the Chargor; or

(d)
facilitate the realisation of all or any of the Security Assets or the exercise of any rights, powers and discretions conferred on the Bank, any Receiver or any administrator in connection with all or any of the Security Assets, and any such document may disapply section 93 of the Act.

13.2	Law of Property (Miscellaneous Provisions) Act 1994

The covenant set out in section 2(1)(b) of the Law of Property (Miscellaneous Provisions) Act 1994 shall extend to the provisions set out in this Clause 13 (Further Assurances).

14	Power of Attorney

14.1	Appointment

The Chargor irrevocably and by way of security under this Deed appoints each of:

(a)	the Bank;

(b)	any delegate or sub-delegate of, or other person nominated in writing by, an officer of the Bank; and

(c)	any Receiver,

jointly and severally as the Chargor's attorney, in the Chargor's name, on its behalf and in such manner as the attorney may in its or his absolute discretion think fit to take any action and sign or execute any further documents which the Chargor is required to take, sign or execute in accordance with this Deed.

The power of attorney conferred by the Chargor pursuant to this Clause 14.1 will remain legal, valid, binding, enforceable and in full force and effect notwithstanding the occurrence of an insolvency proceeding (or similar proceeding) with respect to the Chargor.

14.2	Ratification

The Chargor agrees, promptly on the request of the Bank or any Receiver, to ratify and confirm all such actions taken and documents signed or executed under such power of attorney.

15	Preservation of Security

15.1	Reinstatement

If any payment by the Chargor or any discharge given by the Bank (whether in respect of the obligations of the Chargor or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

(a)	the liability of the Chargor shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

(b)	the Bank shall be entitled to recover the value or amount of that security or payment from the Chargor, as if the payment, discharge, avoidance or reduction had not occurred.

15.2	Waiver of defences

The obligations of the Chargor under this Deed will not be affected by an act, omission, matter or thing which, but for this Clause 15.2, would reduce, release or prejudice any of its obligations under this Deed (without limitation and whether or not known to it or the Bank) including:

(a)	any time, waiver or consent granted to, or composition with, the Chargor or other person;

(b)	the release of the Chargor or any other person under the terms of any composition or arrangement with any creditor of the Chargor or any other person;

(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Chargor or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Chargor or any other person;

(e)	any amendment (however fundamental) or replacement of a Loan Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Loan Document or any other document or security; or

(g)	any insolvency or similar proceedings.

15.3	Chargor intent

Without prejudice to the generality of Clause 15.2 (Waiver of defences), the Chargor expressly confirms that it intends that the security created by this Deed shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Loan Documents and/or any facility or amount made available under any of the Loan Documents for the purposes of or in connection with any of the following:

(a)	acquisitions of any nature;

(b)	increasing working capital;

(c)	enabling investor distributions to be made;

(d)	carrying out restructurings;

(e)	refinancing existing facilities;

(f)	refinancing any other indebtedness;

(g)	making facilities available to new borrowers;

(h)	any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and

(i)	any fees, costs and/or expenses associated with any of the foregoing.

15.4	Immediate recourse

The Chargor waives any right it may have of first requiring the Bank to proceed against or enforce any other rights or security or claim payment from any person before enforcing the security constituted by this Deed.  This waiver applies irrespective of any law or any provision of a Loan Document to the contrary.

15.5	Appropriations

Until the expiry of the Security Period, the Bank may:

(a)
refrain from applying or enforcing any other monies, security or rights held or received by the Bank in respect of the Obligations, or apply and enforce the same in such manner and order as it sees fit (whether against the Obligations or otherwise) and the Chargor shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any monies received from the Chargor or on account of the Chargor's liability in respect of the Obligations.

15.6	Deferral of Chargor’s rights

Until the expiry of the Security Period, and unless the Bank otherwise directs, the Chargor will not exercise any rights which it may have by reason of performance by it of its obligations under the Loan Documents:

(a)	to claim any contribution from any other provider of Security for or any other guarantor of the Chargor’s obligations under the Loan Documents; and/or

(b)
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any of the Bank’s rights under the Loan Documents or of any other guarantee or security taken pursuant to, or in connection with, the Loan Documents by the Bank.

15.7	Additional Security

This Deed is in addition to, is not in any way prejudiced by and shall not merge with any contractual right or remedy or other Security now or in the future held by or available to the Bank.

15.8	New Accounts

If the Bank receives notice (actual or otherwise) of any subsequent Security over or affecting all or any of the Security Assets it may open a new account or accounts with the Chargor and, if it does not do so, it shall nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice of that subsequent Security, and as from that time all payments made by the Chargor to the Bank:

(a)	shall be credited or be treated as having been credited to the new account of the Chargor; and

(b)	shall not operate to reduce the Obligations at the time when the Bank received or was deemed to have received such notice.

16	Notices

16.1	Delivery and Receipt

(a)	Any communications to be made under or in connection with this Deed shall be made in writing, may be made by letter or facsimile and shall be deemed to be given as follows:

(i)
if by way of letter, when it has been delivered by hand at the relevant address with receipt acknowledged or three Business Days after being deposited in the post with first class postage prepaid in an envelope addressed to it at that address; and

(ii)	if by facsimile, when transmitted to the applicable facsimile number, if confirmation of receipt is received,

save that any notice delivered or received on a non-Business Day or after business hours shall be deemed to be given on the next Business Day at the place of delivery or receipt.

16.2	Chargor’s Address

The Chargor's address and facsimile number for notices are:

The Female Health Company
515 N. State Street, Suite 2225
Chicago, Illinois 60654
Attn: Michele Greco, Vice President and C.F.O.
Phone: 312-595-9123
Facsimile: 312-595-9122Email: MGreco@femalehealthcompany.com

With copy to:

Reinhart Boerner Van Deuren s.c.
1000 North Water Street, Suite 1700
Milwaukee, WI 53202
Attn:  Benjamin G. Lombard
Phone: 414-298-1000
Email: blombard@reinhartlaw.com

or such as the Chargor may notify to the Bank by not less than 10 days' notice.

16.3	Bank’s Address

The Bank’s address and facsimile number for notices are:

BMO Harris Bank, N.A.
111 West Monroe Street, 5W
Chicago, Illinois 60603
Telephone no: 312-461-5147
Facsimile no:  312-461-1507
For the attention of:  Jaime Freeman

With copy to:

Howard & Howard Attorneys
200 S. Michigan Avenue, Suite 1100
Chicago, Illinois 60604
Telephone no: 312-456-3423
Facsimile no:  312-939-5617
For the attention of:  Jane S. Hahn

or such as the Bank may notify to the Company by not less than 10 days' notice.

17	Miscellaneous Provisions

17.1	Invalidity

If, at any time, any provision of this Deed is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

17.2	Rights and Remedies

The rights of the Bank under this Deed are cumulative, may be exercised as often as considered appropriate and are in addition to the general law.  Such rights (whether arising hereunder or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing and, in particular, any failure to exercise or delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right, any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right, and no act or course of conduct or negotiation by the Bank or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

18	Release

(a)
Upon the expiry of the Security Period (but not otherwise), the Bank shall, at the request and cost of the Chargor, take whatever action is necessary to release the Security Assets from the Security constituted by this Deed and/or reassign the benefit of the Security Assets to the Chargor.

(b)	Section 93 of the Act shall not apply to this Deed.

19	Governing Law and Jurisdiction

19.1	Governing Law

English law governs this Deed, its interpretation and any non-contractual obligations arising from or connected with it.

19.2	Jurisdiction

(a)
The courts of England have non-exclusive jurisdiction to settle any dispute, claim, suit, action or proceeding arising out of or in connection with this Deed (including a dispute relating to the existence, validity or termination of this Deed or any non-contractual obligation arising out of or in connection with this Deed) (a Dispute) and each party submits to the non-exclusive jurisdiction of the English courts.  For the avoidance of doubt, nothing contained in this Clause 19.2 will limit the right of the Bank to take proceedings in respect of a Dispute against the Chargor in any other court of competent jurisdiction (including but not limited to any courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois and any appellate court from any thereof).

(b)	Each Party waives any objection to the English courts on the grounds that they are an inconvenient or inappropriate forum to settle any Dispute.

19.3	Service of Process

(a)
The Chargor agrees that, in any political subdivision of the United States of America, any writ, claim form, judgment or other notice of process or similar document in connection with any Dispute will be sufficiently and effectively served on it if delivered in accordance with the terms of the Credit Agreement.

(b)	This Clause does not affect any other method of service allowed by law.

(c)
The Chargor irrevocably appoints the Company (attention: Michele Greco, Chief Financial Officer) at its registered office from time to time to receive on its behalf process issued out of the English courts in connection with this Deed.

(d)	Failure by the process agent to notify the Chargor of the process will not invalidate the proceedings concerned.

(e)	If this appointment is terminated for any reason, the Chargor will appoint a replacement agent and will ensure that the new agent notifies the Bank of its acceptance of appointment.

19.4	Process Bank Appointment Acceptance

For the benefit of the Bank, the Company expressly agrees and consents to its irrevocable appointment as process agent pursuant to clause 19.3 above.

19.5	Waiver of trial by jury

Each Party waives any right it may have to a jury trial of any claim or cause of action in connection with this Deed or any transaction contemplated by this Deed. This Deed may be filed as a written consent to trial by court.

This Deed has been entered into as a deed on the date stated at the beginning of this Deed.

Schedule 1

Shares

Issuing Company Name	Type of Share	Number of Shares
The Female Health Company Limited	Ordinary	3,900,130

Signatories

The Chargor Executed as a deed by THE FEMALE HEALTH COMPANY acting by /s/ Michele Greco Michele Greco, Chief Financial Officer	…………………………………………………………………

The Company

Executed as a deed by	)	______________________
THE FEMALE HEALTH COMPANY LIMITED	)
acting by	)	Authorised Signatory
in the presence of

Signature of witness                   /s/  Vicky Schmitz

Name (in BLOCK CAPITALS) VICKY SCHMITZ

Address        515 N. State Street

                       Chicago, IL 60654

The Bank Executed as a deed by BMO HARRIS BANK, N.A. acting by /s/ Jamie Freeman	…………………………………………………………………